UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   __June 14, 2007___________________________

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)
                                        Florida                           0-29994               20-3379902
___________________________________________________________________________________________
                                                                           (State or other jurisdiction             (Commission File Number)       (IRS EmployerI dentification No.)
                                                                                 of incorporation)

2501 North Green Valley Parkway, Suite 110, Henderson, NV 89014
___________________________________________________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 14, 2007, Inform Worldwide Holdings, Inc. (the “Company”) entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with Soam Oil & Gas Investments, LLC (“Soam”), an affiliated company owned by Ashvin Mascarenhas our CEO and Director.  Pursuant to the Purchase and Sale Agreement, the Company acquired all of Soam’s interests in two oil & gas projects in Osage County, Oklahoma known as the “Roark Project” and the “Cornelius Project” (collectively, the “Projects”).

In total, the Projects encompass 2,720 acres with 50 wells currently producing in excess of 60 bbls of oil daily and excess of $20,000 net revenue of gas monthly.

Soam had acquired its interest in the Roark Project, pursuant to a purchase and sale agreement entered into with David G. and Annebelle L. Roark on June 9, 2007 (the “Roark Definitive Agreement”). Under the Roark Definitive Agreement, Soam agreed to purchase the oil and gas leases, equipment and other assets relating to the Roark Project as described therein, for a purchase price of $1,400,000. Pursuant to the Purchase and Sale Agreement, the Company agreed that Soam will be retained as the operator of the Roark Project and will receive a 20% net revenue interest in the Roark Project.

Soam had acquired its interest in the Cornelius Project pursuant to an agreement in principal, dated March 13, 2007, with the current owner of the Cornelius Project. The Purchase and Sale Agreement contemplates that the Company will enter into a definitive agreement with the current owner of the Cornelius Project (the “Cornelius Definitive Agreement”). Under the Purchase and Sale Agreement, the Company agreed that, upon the effectiveness of the Cornelius Definitive Agreement, Soam will be retained as the operator of the Cornelius Project and will receive a 20% net revenue interest in the Cornelius Project.

Pursuant to the Purchase and Sale Agreement, the Company further agreed to reimburse Soam its expenses to date attributable to the Projects.

The Board of Directors of the Company has approved the Purchase and Sale Agreement and ratified the transactions thereunder.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information in Item 1.01 is hereby incorporated into this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Purchase and Sale Agreement, dated as of June 14, 2007, between Inform Worldwide Holdings, Inc. and Soam Oil & Gas Investments, LLC
10.2	Purchase and Sale Agreement, dated as of June 9, 2007, between David G. and Annabelle L. Roark, and Soam Oil & Gas Investments, LLC
.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC.

                       By:    /s/ Ashvin Mascarenhas
                                 ---------------------------------
                                            Name:  Ashvin Mascarenhas
                                            Title: Chairman, President and Secretary

Date:              June 21, 2007